                                                                      Exhibit 99

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution

Collection Period                                  April 2, 2001                    to                May 1, 2001
Determination Date                                   May 9, 2001
Distribution Date                                   May 14, 2001

Available Amounts
-----------------

        Scheduled Payments plus Payaheads, net of Excluded Amounts                5,732,730.65
        Prepayment Amounts                                                          633,424.62
        Recoveries                                                                  315,859.01
        Investment Earnings on Collection Account and Reserve Fund                   13,880.93
        Late Charges                                                                 40,188.45
        Servicer Advances                                                                 0.00

        Total Available Amounts                                                   6,736,083.66
        -----------------------                                                   ------------

Payments on Distribution Date
-----------------------------

        Trustee Fees (only applicable pursuant to an Event of Default)                    0.00

        Unreimbursed Servicer Advances to the Servicer                                    0.00

        Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer              0.00

        Interest due to Class A-1 Notes                                                   0.00

        Interest due to Class A-2 Notes                                                   0.00

        Interest due to Class A-3 Notes                                             309,704.64

        Interest due to Class A-4 Notes                                             146,800.09

        Interest due to Class B Notes                                                22,804.96

        Interest due to Class C Notes                                                22,215.27

        Interest due to Class D Notes                                                29,539.11

        Class A-1 Principal Payment Amount                                                0.00

        Class A-2 Principal Payment Amount                                                0.00

        Class A-3 Principal Payment Amount                                        5,961,390.97

        Class A-4 Principal Payment Amount                                                0.00

        Class B Principal Payment Amount                                            286,391.29

        Class C Principal Payment Amount                                                  0.00

        Class D Principal Payment Amount                                                  0.00

        Additional Principal to Class A-2 Notes                                           0.00

        Additional Principal to Class A-3 Notes                                           0.00

        Additional Principal to Class A-4 Notes                                           0.00

        Additional Principal to Class B Notes                                             0.00

        Additional Principal to Class C Notes                                             0.00

        Additional Principal to Class D Notes                                             0.00

        Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                  0.00
        Deposit to the Reserve Fund                                                 (42,762.68)
        Excess to Certificateholder                                                       0.00

        Total distributions to Noteholders and Certificateholders                 6,736,083.66
        ---------------------------------------------------------                 ------------

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------

        Trustee fees due on Distribution Date                                                     0.00


Unreimbursed Servicer Advances
------------------------------

        Unreimbursed Servicer Advances                                                            0.00


Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

  (i)   Servicing Fee Percentage                                                                  0.40%
 (ii)   ADCB of Contract Pool as of the 1st day of the Collection Period                108,304,957.59
 (iii)  Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                   0.00

 (iv)   Servicing Fee accrued but not paid in prior periods                                       0.00

        Total Servicing Fee due and accrued ( (iii) + (iv) )                                      0.00

        Servicing Fee carried forward                                                             0.00

        Monthly Servicing Fee distributed                                                         0.00


Class A-1 Interest Schedule
---------------------------

        Opening Class A-1 principal balance                                                       0.00
        Class A-1 Interest Rate                                                                4,94795%
        Number of days in Accrual Period                                                            31
        Current Class A-1 interest due                                                            0.00
        Class A-1 interest accrued but not paid in prior periods                                  0.00
        Total Class A-1 interest due                                                              0.00
        Class A-1 interest carried forward                                                        0.00

        Class A-1 interest distribution                                                           0.00


Class A-2 Interest Schedule
---------------------------

        Opening Class A-2 principal balance                                                          -
        Class A-2 Interest Rate                                                                   5.26%
        Current Class A-2 interest due                                                               -
        Class A-2 interest accrued but not paid in prior periods                                  0.00
        Total Class A-2 interest due                                                                 -
        Class A-2 interest carried forward                                                        0.00

        Class A-2 interest distribution                                                              -


Class A-3 Interest Schedule
---------------------------

        Opening Class A-3 principal balance                                              67,571,921.88
        Class A-3 Interest Rate                                                                   5.50%
        Current Class A-3 interest due                                                      309,704.64
        Class A-3 interest accrued but not paid in prior period                                   0.00
        Total Class A-3 interest due                                                        309,704.64
        Class A-3 interest carried forward                                                        0.00

        Class A-3 interest distribution                                                     309,704.64


Class A-4 Interest Schedule
---------------------------

        Opening Class A-4 principal balance                                              31,345,216.00
        Class A-4 Interest Rate                                                                   5.62%
        Current Class A-4 interest due                                                      146,800.09
        Class A-4 interest accrued but not paid in prior periods                                  0.00
        Total Class A-4 interest due                                                        146,800.09
        Class A-4 interest carried forward                                                        0.00

        Class A-4 interest distribution                                                     146,800.09


Class B Interest Schedule
-------------------------

        Opening Class B principal balance                                                 4,702,054.39
        Class B Interest Rate                                                                     5.82%

       Current Class B interest due                                                             22,804.96
       Class B interest accrued but not paid in prior periods                                        0.00
       Total Class B interest due                                                               22,804.96
       Class B interest carried forward                                                              0.00

       Class B interest distribution                                                            22,804.96

Class C Interest Schedule
-------------------------

       Opening Class C principal balance                                                     4,126,676.01
       Class C Interest Rate                                                                         6.46%
       Current Class C interest due                                                             22,215.27
       Class C interest accrued but not paid in prior periods                                        0.00
       Total Class C interest due                                                               22,215.27
       Class C interest carried forward                                                              0.00

       Class C interest distribution                                                            22,215.27

Class D Interest Schedule
-------------------------

       Opening Class D principal balance                                                     3,865,532.00
       Class D  Interest Rate                                                                        9.17%
       Current Class D interest due                                                             29,539.11
       Class D interest accrued but not paid in prior periods                                        0.00
       Total Class D interest due                                                               29,539.11
       Class D interest carried forward                                                              0.00

       Class D interest distribution                                                            29,539.11

Class A-1 Principal Schedule
----------------------------

       Class A-1 Maturity Date                                                               May 15, 2000
 (i)   Opening Class A-1 principal balance                                                           0.00
 (ii)  Aggregate outstanding principal of Notes plus Overcollateralization Balance         111,611,400.28
 (iii) ADCB as of last day of the Collection Period                                        102,196,002.91
 (iv)  Monthly Principal Amount ( (ii) - (iii) )                                             9,415,397.37
       Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                0.00
       Class A-1 Principal Payment Amount distribution                                               0.00

       Class A-1 Principal Balance after current distribution                                        0.00

Class A Principal Payment Amount
--------------------------------

  (i)  Aggregate opening Class A-2, A-3 and A-4 Outstanding Principal Amount                98,917,137.88
 (ii)  Class A Target Investor Principal Amount (90.9583% * ending ADCB)                    92,955,746.91
       Class A Principal Payment Amount                                                      5,961,390.97
       Funds available for distribution                                                      5,961,390.97

Class A-2 Principal Schedule
----------------------------

       Opening Class A-2 principal balance                                                              -
       Class A-2 Principal Payment Amount distribution                                               0.00

       Class A-2 principal balance after current distribution                                           -

Class A-3 Principal Schedule
----------------------------

       Opening Class A-3 principal balance                                                  67,571,921.88
       Class A-3 Principal Payment Amount distribution                                       5,961,390.91

       Class A-3 principal balance after current distribution                               61,610,530.91

Class A-4 Principal Schedule
----------------------------

       Opening Class A-4 principal balance                                                  31,345,216.00
       Class A-4 Principal Payment Amount distribution                                               0.00

       Class A-4 principal balance after current distribution                               31,345,216.00

Class B Principal Schedule
--------------------------

       Opening Class B principal balance                                                     4,702,054.39
       Class B Target Investor Principal Amount (3.7674% * ending ADCB)                      3,850,132.21
       Class B Floor                                                                         2,504,124.91
       Class B Principal Payment Amount due                                                    851,922.18
       Class B Principal Payment Amount distribution                                           286,391.29

       Class B principal balance after current distribution                                  4,415,663.10

Class C Principal Schedule
--------------------------

       Opening Class C principal balance                                                     4,126,676.01
       Class C Target Investor Principal Amount (3.0139% * ending ADCB)                      3,080,085.33
       Class C Floor                                                                         3,654,340.98
       Class C Principal Payment Amount due                                                    472,335.03
       Class C Principal Payment Amount distribution                                                 0.00

       Class C principal balance after current distribution                                  4,126,676.01

Class D Principal Schedule
--------------------------

       Opening Class D principal balance                                                     3,865,532.00
       Class D Target Investor Principal Amount (1.5070% * ending ADCB)                      1,540,093.76
       Class D Floor                                                                         3,865,532.00
       Class D Principal Payment Amount due                                                          0.00
       Class D Principal Payment Amount distribution                                                 0.00

       Class D principal balance after current distribution                                  3,865,532.00

Additional Principal Schedule
-----------------------------

       Floors applicable (Yes/No)                                                                     Yes
       Monthly Principal Amount                                                              9,415,397.37
       Sum of Principal Payments payable on all classes                                      7,285,648.17
       Additional Principal payable                                                          2,129,749.20
       Additional Principal available, if payable                                                    0.00

       Class A-2 Additional Principal allocation                                                     0.00
       Class A-2 principal balance after current distribution                                           -

       Class A-3 Additional Principal allocation                                                     0.00
       Class A-3 principal balance after current distribution                               61,610,530.91

       Class A-4 Additional Principal allocation                                                     0.00
       Class A-4 principal balance after current distribution                               31,345,216.00

       Class B Additional Principal allocation                                                       0.00
       Class B principal balance after current distribution                                  4,415,663.10

       Class C Additional Principal allocation                                                       0.00
       Class C principal balance after current distribution                                  4,126,676.01

       Class D Additional Principal allocation                                                       0.00
       Class D principal balance after current distribution                                  3,865,532.00

Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------
  (i)   Servicing Fee Percentage                                                                                0.40%
 (ii)   ADCB of Contract Pool as of the 1st day of the Collection Period                              108,304,957.59
 (iii)  Servicing Fee due (( (i) / 12) *  (ii))                                                            36,101.65
 (iv)   Servicing Fee accrued but not paid in prior periods                                             1,416,274.61

        Total Servicing Fee due and accrued ((iii) + (iv))                                              1,452,376.26

        Servicing Fee carried forward                                                                   1,452,376.26

        Monthly Servicing Fee distributed                                                                       0.00


Reserve Fund Schedule
---------------------

        ADCB as of the end of the Collection Period                                                   102,196,002.91
        Required Reserve Amount (ending ADCB * 0.70%)                                                     715,372.02
        Prior month Reserve Fund balance                                                                  758,134.70
        Deposit to Reserve Fund - excess funds                                                                  0.00
        Interim Reserve Fund Balance                                                                      758,134.70
        Current period draw on Reserve Fund for Reserve Interest Payments                                       0.00
        Current period draw on Reserve Fund for Reserve Principal Payments                                 42,762.68
        Excess to Certificateholder                                                                             0.00
        Ending Reserve Fund balance                                                                       715,372.02

        Reserve Fund balance as a percentage of ADCB as of the end of the Collection Period                     0.70%

Heller Equipment Asset Receivables Trust 1999-1
----------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

        Class A-1
        ---------
        Class A-1 principal balance                                                          0.00
        Initial Class A-1 principal balance                                        130,040,761.00

        Note factor                                                                   0.000000000


        Class A-2
        ---------
        Class A-2 principal balance                                                          0.00
        Initial Class A-2 principal balance                                         66,680,434.00

        Note factor                                                                   0.000000000


        Class A-3
        ---------
        Class A-3 principal balance                                                 61,610,530.91
        Initial Class A-3 principal balance                                        135,293,633.00

        Note factor                                                                   0.455383816


        Class A-4
        ---------
        Class A-4 principal balance                                                 31,345,216.00
        Initial Class A-4 principal balance                                         31,345,216.00

        Note factor                                                                   1.000000000


        Class B
        -------
        Class B principal balance                                                    4,415,663.10
        Initial Class B principal balance                                            9,663,831.00

        Note factor                                                                   0.456926772


        Class C
        -------
        Class C principal balance                                                    4,126,676.01
        Initial Class C principal balance                                            7,731,065.00

        Note factor                                                                   0.533778465


        Class D
        -------
        Class D principal balance                                                    3,865,532.00
        Initial Class D principal balance                                            3,865,532.00

        Note factor                                                                   1.000000000

Heller Equipment Asset Receivables Trust 1999-1
-----------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations


Cumulative Loss Amount Schedule
-------------------------------
 (i)    Outstanding Principal Amount of the Notes as of the preceding Distribution Date                             111,611,400.28
 (ii)   Overcollateralization Balance as of the preceding Distribution Date                                          (3,306,442.69)
 (iii)  Monthly Principal Amount                                                                                      9,415,397.37
 (iv)   Available Amounts remaining after the payment of interest                                                     6,205,019.58
 (v)    ADCB as of the end of the Collection Period                                                                 102,196,002.91
        Cumulative Loss Amount                                                                                                0.00


Class B Floor Calculation
-------------------------

        Class B Floor percentage                                                                                              1.86%
        Initial ADCB                                                                                                386,553,237.98
        Cumulative Loss Amount for current period                                                                             0.00
        Sum of Outstanding Principal Amount of Class C Notes, Class D Notes and Overcollateralization Balance         4,685,765.32
        Class B Floor                                                                                                 2,504,124.91


Class C Floor Calculation
-------------------------

        Class C Floor percentage                                                                                              1.09%
        Initial ADCB                                                                                                386,553,237.98
        Cumulative Loss Amount for current period                                                                             0.00
        Sum of Outstanding Principal Amount of Class D Notes and Overcollateralization Balance                          559,089.31
        Class C Floor                                                                                                 3,654,340.98


Class D Floor Calculation
-------------------------

        Class D Floor percentage                                                                                              0.47%
        Initial ADCB                                                                                                386,553,237.98
        Cumulative Loss Amount for current period                                                                             0.00
        Overcollateralization Balance                                                                                (3,306,442.69)
        Class D Floor                                                                                                 3,865,532.00


Heller Financial, Inc. is the Servicer (Yes/No)                                                                                Yes

An Event of Default has occurred  (Yes/No)                                                                                      No



10% Substitution Limit Calculation
----------------------------------

        ADCB as of the Cut-off Date:                                                                                386,553,237.98

        Cumulative DCB of Substitute Contracts replacing materially modified contracts                                5,700,693.36
        Percentage of Substitute Contracts replacing materially modified contracts                                            1.47%

        Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                                    No


5% Skipped Payment Limit Calculation
------------------------------------

        The percent of contracts with Skipped Payment modifications                                                           0.09%
        The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                                        No
        Any Skipped Payments have been deferred later than January 1, 2006                                                      No

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data


Pool Data
---------
ADCB as of the first day of the Collection Period                                                                 108,304,957.59
ADCB as of the last day of the Collection Period                                                                  102,196,002.91

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                         278,086.75
Number of Contracts that became Defaulted Contracts during the period                                                          7
Defaulted Contracts as a percentage of ADCB (annualized)                                                                    3.27%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                            516,580.41
Number of Prepaid Contracts as of the last day of the Collection Period                                                        6

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts                        0.00
Number of Substitute Contracts as of the last day of the Collection Period                                                     0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                                 0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                       0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                      315,859.01

Cumulative Servicer Advances paid by the Servicer                                                                  20,105,322.62
Cumulative reimbursed Servicer Advances                                                                            20,105,322.62

Delinquencies and Losses                            Dollars                      Percent
------------------------                            -------                      -------
      Current                                    97,969,670.29                     95.86%
      31-60 days past due                         1,877,754.86                      1.84%
      61-90 days past due                         1,787,318.30                      1.75%
      Over 90 days past due                         561,259.46                      0.55%
                                             ------------------                 ----------
      Total                                     102,196,002.91                    100.00%

      31+ days past due                           4,226,332.62                      4.14%


  (i)   Cumulative ADCB of Defaulted Contracts  (cumulative gross losses to date)                                  10,092,736.12
 (ii)   Cumulative Recoveries realized on Defaulted Contracts                                                       2,715,075.22
        Cumulative net losses to date  ( (i) - (ii) )                                                               7,377,660.90
        Cumulative net losses as a percentage of the initial ADCB                                                           1.91%